UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 12, 2019

Global Seed Corporation

(Exact name of registrant as specified in its charter)

Texas	000-55199	27-3028235
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3906- 3907, Vanke ITC Center, Changan, Dongguan, China 523845

(Address of Principal Executive Offices)

Registrant’s telephone number: (852) 65533834

(Former name or former address, if changed since last report)

 3905, Vanke ITC Center, Changan, Dongguan, China 523845

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.

Previous Independent Accountants

On August 12, 2019, Global Seed Corporation, a Texas company (the “Company”), dismissed M&K CPAS, PLLC (“M&K”) as its independent registered public accounting firm. The decision to dismiss was approved by the Company’s Board of Directors (the “Board”).

The principal accountant’s reports on the financial statements of the Company as of and for the fiscal years ended June 30, 2018 and 2017 did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no disagreements with M&K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to M&K satisfaction would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided M&K with a copy of the foregoing disclosure and requested M&K to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated August 14, 2019, furnished by M&K is filed as Exhibit 16.1 to this Form 8-K.

New Independent Accountants

On August 12, 2019, the Board approved the engagement of WWC, P.C. (“WWC”) as the Company’s new independent registered public accounting firm.

During the Company’s two most recent fiscal years and the subsequent interim period through the date of this report, neither the Company nor anyone on its behalf consulted with WWC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report nor oral advice was provided that WWC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and its related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from M&K CPAS, PLLC dated August 14, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Seed Corporation
Date: August 14, 2019

/s/ Leung Kwok He
Name: Leung Kwok Hei
Title: Chief Executive Officer

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